UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 14, 2023

SHARPLINK GAMING LTD.

(Exact name of registrant as specified in charter)

Israel	7999	98-1657258
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

333 Washington Avenue North, Suite 104

Minneapolis, Minnesota 55402
(Address of Principal Executive Offices) (Zip Code)

612-293-0619
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	SBET	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2023, SharpLink Gaming Ltd., an Israeli-based corporation (the “Company” or “SharpLink Israel”), SharpLink Gaming, Inc., a Delaware corporation and a wholly owned subsidiary of SharpLink Israel (“SharpLink US”), and SharpLink Merger Sub Ltd., an Israeli company and a wholly owned subsidiary of SharpLink US (“Domestication Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Domestication Merger Agreement”), pursuant to which Domestication Merger Sub will be merged with and into SharpLink Israel, with SharpLink Israel being the surviving entity and continuing a wholly owned subsidiary of SharpLink US (the “Domestication Merger”).

Under the Domestication Merger Agreement, SharpLink Israel will become a wholly owned subsidiary of a Delaware corporation by the Domestication Merger Sub merging with and into SharpLink Israel, with SharpLink Israel surviving the merger and becoming a wholly owned subsidiary of SharpLink US. In connection with the Domestication Merger, all SharpLink Israel ordinary shares, par value NIS 0.60 per share (the “SharpLink Israel Shares”), outstanding immediately prior to the Domestication Merger will convert, on a one-for-one basis, into the right to receive, and become exchangeable for, shares of common stock of SharpLink US, par value $0.0001 per share (the “SharpLink US Common Stock”), and all preferred shares, options and warrants of SharpLink Israel outstanding immediately prior to the Domestication Merger will be converted into or exchanged for equivalent securities of SharpLink US. The 8% Interest Rate, 10% Original Issue Discount, Senior Convertible Debenture in the aggregate principal amount of $4,400,000, issued to Alpha Capital Anstalt on February 15, 2023, convertible into SharpLink Israel Shares, will be convertible into shares of SharpLink US Common Stock at the same price and on the same other terms and any interest paid thereunder in shares will be paid in SharpLink US Common Stock. By virtue of the Domestication Merger, all of the SharpLink Israel Shares and SharpLink Israel Preferred Shares shall represent the right to receive the applicable SharpLink US Common Stock and Preferred Stock, shall be deemed to have been transferred to SharpLink US in exchange for the right to receive such applicable SharpLink US Common Stock and Preferred Stock, and each holder of a certificate or of evidence of shares in book-entry account, representing any certificated or non-certificated SharpLink Israel Shares or SharpLink Israel Preferred Shares, shall cease to have any rights with respect thereto, except the right to receive the applicable SharpLink US Common Stock and Preferred Stock.

Consummation of the Domestication Merger is subject to certain closing conditions, including, among other things, (i) approval of the Domestication Merger and the Domestication Merger Agreement by the shareholders of SharpLink Israel, (ii) the effectiveness of the registration statement with respect to the shares of SharpLink US Common Stock being issued in connection with the Domestication Merger, on Form S-4, (iii) the approval for listing of the shares of SharpLink US Common Stock being issued in connection with the Domestication Merger on the Nasdaq Capital Market at or prior to completion of the Domestication Merger, and (iv) the receipt of tax rulings from the Israel Tax Authority with respect to the Domestication Merger. The Domestication Merger Agreement provides that the parties to the Domestication Merger Agreement may, to the extent permissible by applicable law, waive any of the closing conditions.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Domestication Merger Agreement, which is filed as Exhibit 2.1, and which is incorporated herein by reference. The Domestication Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company or SharpLink US or otherwise to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission (“SEC”).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management’s expectations, beliefs and intentions regarding, among other things, the Company’s product development efforts, business, financial condition, results of operations, strategies, plans and prospects. Forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events, as well as the beliefs and assumptions of management.

Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the following: risks associated with SharpLink Israel’s ability to obtain the shareholder approval required to consummate the proposed Domestication Merger and the timing of the closing of the proposed Domestication Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed Domestication Merger will not occur; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Domestication Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company following the announcement of the Domestication Merger Agreement and the transactions contemplated therein; unanticipated difficulties or expenditures relating to the proposed Domestication Merger; and the ability to recognize the anticipated benefits of the proposed Domestication Merger. These risks, as well as other risks and uncertainties associated with the proposed Domestication Merger, are discussed in the proxy statement/prospectus included in the Form S-4 (File No. 333-272655) filed with the SEC in connection with the proposed Domestication Merger (the “S-4 Registration Statement”). Additional risks and uncertainties are identified and discussed under the heading “Risk Factors” in the S-4 Registration Statement and in SharpLink Israel’s Annual Report on Form 10-K, as supplemented by its other periodic filings with the SEC.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. Except as required by applicable law or regulation, SharpLink Israel undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Shareholders should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information about the Proposed Merger and Where to Find It

This Current Report on Form 8-K relates to the proposed Domestication Merger. In connection with the proposed Domestication Merger, SharpLink Israel and SharpLink US filed the S-4 Registration Statement, which includes a document that serves as a proxy statement and prospectus of SharpLink Israel and SharpLink Israel plans to file other documents regarding the proposed Domestication Merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED DOMESTICATION MERGER. A definitive proxy statement/prospectus will be sent to the Company’s shareholders. Investors and security holders are able to obtain these documents free of charge from the SEC’s website at www.sec.gov. The documents filed by SharpLink Israel with the SEC may also be obtained free of charge from the Company by requesting them by mail at SharpLink Gaming Ltd., 333 Washington Avenue North, Suite 104, Minneapolis, Minnesota 55402.

Participants in the Solicitation

SharpLink Israel and its respective directors and executive officers and other members of management and employees and certain of their respective significant shareholders may be deemed to be participants in the solicitation of proxies from SharpLink Israel shareholders in respect of the proposed Domestication Merger. Information about SharpLink Israel’s directors and executive officers is available in SharpLink Israel’s Annual Report on Form 10-K which was filed with the SEC on April 5, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed Domestication Merger. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and SharpLink Israel as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Title of Document

2.1	Agreement and Plan of Merger, dated June 14, 2023, by and among SharpLink Gaming Ltd., SharpLink Gaming, Inc., and SharpLink Merger Sub Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPLINK GAMING LTD.

	By:	/s/ Rob Phythian
	Name:	Rob Phythian
	Title:	Chief Executive Officer
Dated: June 21, 2023